 As filed with the Securities and Exchange Commission on May 24, 2001
                                                      Registration No. 333-60692
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549
                               ----------------
                                   FORM S-3
                         REGISTRATION STATEMENT Under
                          THE SECURITIES ACT OF 1933
                               ----------------
                       INTEGRATED CIRCUIT SYSTEMS, INC.
            (Exact name of registrant as specified in its charter)

          Pennsylvania                                        23-2000174
 (State or other jurisdiction of                          (I.R.S. employer
 incorporation or organization)                          Identification No.)

                         2435 Boulevard of the General
                        Norristown, Pennsylvania 19403
                                (610) 630-5300
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)
                               ----------------

                                  Hock E. Tan
                     President and Chief Executive Officer
                        2435 Boulevard of the Generals
                        Norristown, Pennsylvania  19403
                                (610) 630-5300
         (Name and address, including zip code, and telephone number, including area code, of agent for service)
                               ----------------
                                With Copies to:
Robert A. Friedel, Esquire                             Mark  C. Smith, Esquire
Pepper, Hamilton & Scheetz LLP                         Skadden, Arps, Slate,
3000 Two Logan Square                                  Meagher & Flom
Philadelphia, PA  19103-2799                           Four Times Square
(215) 981-4000                                         New York, NY 10036-6572
                                                       (212) 735-3000

Approximate date of commencement of proposed sale to public: As soon as practicable after the effectiveness of this Registration Statement.

     If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-60692

     If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

     THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE UPON FILING WITH THE COMMISSION IN ACCORDANCE WITH RULE 462(b) UNDER THE SECURITIES ACT OF 1933.
--------------------------------------------------------------------------------

                        CALCULATION OF REGISTRATION FEE


--------------------------------------------------------------------------------------------------------------------------
                                                           Proposed Maximum       Proposed Maximum
Title of Each Class of Securities to be    Amount to be   Offering Price Per     Aggregate Offering       Amount of
             Registered                    Registered          Unit(1)               Price(1)         Registration Fee
Common Stock, $.01 par
 value................................      2,250,000          $15.53              $34,942,500            $8,736.00
--------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of computing the amount of the registration fee in accordance with Rule 457 of the Securities Act of 1933.



               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

       This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act"). The information in the Registration Statement (File No. 333-60692) filed by Systems & Computer Technology Corporation (the "Company") with the Securities and Exchange Commission (the "Commission") pursuant to the Securities Act is incorporated by reference into this Registration Statement.


                                 CERTIFICATION

     In accordance with Rule 111(b) under the Securities Act, the undersigned Registrant certifies as follows:

     (i) the Registrant has instructed its bank to transmit to the Commission the applicable filing fee by a wire transfer of such amount from the account of the Registrant to the Commission's account at Mellon Bank as soon as practicable but no later than the close of the next business day following the filing of this Registration Statement pursuant to Rule 462(b);

     (ii)   the Registrant will not revoke such instructions; and

     (iii) the Registrant has sufficient funds in such account to cover the amount of such filing fee.

     The Registrant further undertakes that, if such instructions have been sent after the close of business of such bank, the Registrant will confirm receipt of such instructions by such bank during regular business hours on the following business day.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Norristown, Pennsylvania, on May 24, 2001.

                         INTEGRATED CIRCUIT SYSTEMS, INC.


                         By: /s/ Hock E. Tan
                            -------------------------------------------
                            President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature                             Title                      Date
         ---------                             -----                      ----

/s/ Hock E. Tan                       President and Chief Executive    May 24, 2001
-------------------------------       Officer (Principal Executive
    Hock E. Tan                       Officer) and Director


/s/ Justine F. Lien                   Chief Financial Officer          May 24, 2001
-------------------------------       (Principal Financial and
    Justine F. Lien                   Accounting Officer)


/s/ Henry I. Boreen                   Director                         May 24, 2001
-------------------------------
    Henry I. Boreen

/s/ Michael A. Krupka                 Director                         May 24, 2001
-------------------------------
    Michael A. Krupka

/s/ Prescott Ashe                     Director                         May 24, 2001
--------------------------------
    Prescott Ashe

                                 EXHIBIT INDEX

Exhibit
Number                   Description of Exhibits
------                   -----------------------

5.1          Opinion of Pepper Hamilton LLP.

23.1         Consent of PricewaterhouseCoopers LLP.

23.2         Consent of KPMG LLP.

23.3         Consent of Pepper Hamilton LLP (included in Exhibit 5.1).